EXHIBIT 4.1
[BLUE BORDER DESIGN]
[FRONT OF CERTIFICATE]

NUMBER	SHARES
EASYLINK SERVICES INTERNATIONAL CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
10,000 AUTHORIZED SHARES OF SERIES E REDEEMABLE PREFERRED STOCK, $0.01 PAR VALUE
THIS CERTIFIES THAT                                               [SPECIMEN]                     is the Registered holder of                                                                                                                                                                                                                   SHARES
OF THE SERIES E REDEEMABLE PREFERRED STOCK OF EASYLINK SERVICES INTERNATIONAL CORPORATION WHICH ARE FULLY PAID AND NON-ASSESSABLE AND WHICH ARE
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this                      day of                                          A.D.

[EASYLINK SERVICES INTERNATIONAL CORPORATION

SECRETARY	DELAWARE CORPORATE SEAL]	CHIEF EXECUTIVE OFFICER

[BACK OF CERTIFICATE]
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT-		Custodian

TEN ENT -	as tenants by the entireties		(Cust)		(Minor)

JT TEN -	as joint tenants with the right of (s) survivorship (s) and (s) not as tenants in common		under the Uniform Gifts to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED,                                                                                                            hereby sell, assign and transfer

[PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

                                                                                                                                                                          Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                 Attorney to transfer the said shares on the books of the within named Corporation with the full power of substitution in the premises.
Dated

In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.